Note 14 - Commitments and Contingencies	12 Months Ended
Dec. 31, 2013
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies Disclosure [Text Block]
14.	Commitments and contingencies

Oil and Natural Gas Regulations

The Company is subject to various possible contingencies that arise primarily from interpretation of federal and state laws and regulations affecting the oil and natural gas industry. Such contingencies include differing interpretations as to the prices at which oil and natural gas sales may be made, the prices at which royalty owners may be paid for production from their leases, environmental issues and other matters. Although management believes that it has complied with the various laws and regulations, administrative rulings and interpretations thereof, adjustments could be required as new interpretations and regulations are issued. In addition, environmental matters are subject to regulation by various federal and state agencies.

Legal Proceedings

The Company is subject to various legal proceedings and claims that arise in the ordinary course of business. During the year ended December 31, 2013, the Company was involved in an arbitration case regarding the drilling, completion and operation of wells on behalf of third party oil and natural gas property operators. In March 2014, the arbitrator for this case awarded a final award amount of approximately $580 to the third party oil and natural gas operator due from the Company, which is included in the accounts payable and accrued liabilities of the accompanying consolidated balance sheet at December 31, 2013.

Lease Commitments

The Company leases its primary office space under an operating lease which expires in 2014. Lease expense was approximately $193 and $189, respectively, for the years ended December 31, 2013 and 2012. Aggregate future minimum annual rental payments are $181.